Supplement dated October 8, 2024, to the Prospectus and Updating Summary Prospectus for the Preference Premier® Variable Annuity Contracts (offered after October 7, 2011) B Class, B Plus Class, C Class, L Class, R Class Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company dated April 29, 2024 (the “Prospectus”).

This Supplement incorporates the Prospectus by reference. You should read this Supplement in conjunction with your Prospectus and retain all documents for future reference. Unless otherwise indicated, the information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus unless a new term is defined or an existing term in your Prospectus is revised by this Supplement.

You can find the current Prospectus and other information about the Contracts online at dfinview.com/metlife/tahd/MET000257. You can also obtain this information at no cost by calling your Administrative Office at 1-800-638-7732, or by sending an email request to RCG@metlife.com.

Metropolitan Life Insurance Company (“MetLife”) as depositor and sponsor of Metropolitan Life Separate Account E (the “Separate Account”) for the Preference Premier® Variable Annuity offered after October 7, 2011 is redeeming shares in the following underlying investment options in which the Divisions invest (“Existing Funds”) as of the close of the New York Stock Exchange on or about November 22, 2024 (“Substitution Date”):

•	AB Global Dynamic Allocation Portfolio – Class B
•	BlackRock Global Tactical Strategies Portfolio – Class B
•	Brighthouse Balanced Plus Portfolio – Class B
•	Invesco Balanced-Risk Allocation Portfolio – Class B
•	PanAgora Global Diversified Risk Portfolio – Class B
•	Schroders Global Multi-Asset Portfolio – Class B

On the Substitution Date, Accumulation or Annuity Units of the above-referenced Divisions will be replaced with Accumulation or Annuity Units of the MetLife Multi-Index Targeted Risk Portfolio – Class B Division (“Replacement Fund”).

The Divisions that invest in the Existing Funds will continue to be available for investment until the close of business on the New York Stock Exchange on the business day before the Substitution Date. Any purchase payment, allocation election, transfer or withdrawal allocation (including any applicable Systematic Withdrawal Program, automated investment strategies, and withdrawals under the automated required minimum distribution services) or other transaction involving the Divisions that invest in the Existing Funds on and after the Substitution Date, will default to the Division that invests in the Replacement Fund, as described more fully below.

On the Substitution Date, MetLife will carry out the substitutions by redeeming shares of the Existing Funds held in the Separate Account and purchasing shares of the Replacement Fund. The substitutions will result in any Account Value you have allocated to Divisions investing in the Existing Funds, in effect, being transferred to the Division investing in the Replacement Fund.

The investment objective and policies of the Replacement Fund, along with information about the Replacement Fund’s investment adviser, are in the Replacement Fund’s prospectus, which you should read carefully.

Prior to the Substitution Date. From the date of this Supplement until the Substitution Date, contract owners with allocations in the Divisions that invest in the Existing Funds may continue to allocate purchase payments and transfer allocations to any other available Division in accordance with the terms of the contract. During this period, any transfers from a Division that invests in an Existing Fund will not be treated as a transfer for purposes of transfer limitations and fees that may otherwise be applicable under the terms of your contract. Frequent trading and rider allocation plan limitations will continue to apply. You may continue to make transactions by written request, telephone or by any other method we make available under your contract and as described in the prospectus.

On the Substitution Date. At the close of business on the Substitution Date, MetLife will redeem proceeds from the Divisions that invest in the Existing Funds. These proceeds will then be used to purchase Accumulation or Annuity Units in the Division that invests in the Replacement Fund. The substitutions will occur at relative net asset values of the Existing Funds and the Replacement Fund. All contract owners affected by the substitution will receive written confirmation of the transactions. Your account value will be the same as before the substitutions. However, the number of Accumulation or Annuity Units you receive in the Division that invests in the Replacement Fund will be different from the number of Accumulation or Annuity Units you owned in the Divisions that invested in the Existing Funds, due to the difference in Accumulation or Annuity Unit values. With respect to the pay-out phase, Annuity Units in the Divisions invested in the Existing Funds are redeemed and Annuity Units in the Division invested in the Replacement Fund are credited to you. At that time, there is no adjustment to the income payment amount; however, future income payment amounts will be determined based on the Annuity Unit Value for the Division invested in the Replacement Fund. The substitution transactions will not be treated as a transfer for the purposes of transfer limitations. There will be no tax consequences as a result of the substitution transactions.

After the Substitution Date. Effective immediately following the Substitution Date, the Divisions that invested in the Existing Funds will no longer be available as investment options in the contract. Additionally, from the Substitution Date through 30 days after the Substitution Date, contract owners may reallocate amounts that were substituted into the Division that invests in the Replacement Fund to any other Division without the transfer being treated as a transfer for purposes of transfer limitations and fees that would otherwise be applicable under the terms of the contract. Once the substitutions occur, any purchase payment, allocation election, transfer or withdrawal allocation or other transaction involving the Divisions that invested in the Existing Funds will default to the Division that invests in the Replacement Fund and will become your allocation instructions until you tell us otherwise. Frequent trading and any limitations imposed by riders will continue to apply.

Information about the Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. AS WITH THE EXISTING FUNDS, THERE IS NO ASSURANCE THAT THE REPLACEMENT FUND WILL ACHIEVE ITS STATED OBJECTIVES.

As of the Substitution Date, all references in the Prospectus to the Divisions that invest in the Existing Funds and the Existing Funds are replaced with references to the Division that invests in the Replacement Fund and the Replacement Fund, as applicable.

Changes to Administrative Programs and allocation instructions: On and after the Substitution Date, certain administrative programs will be impacted, including:

1.

Dollar Cost Averaging (DCA) and Enhanced Dollar Cost Averaging Programs (EDCA): If you are enrolled in a DCA or EDCA program that includes one or more Division(s) investing in one or more Existing Fund(s), you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Substitution Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Division(s) investing in the Existing Fund(s) with the Division investing in the Replacement Fund on the Substitution Date.

2.

Optional Automated Investment Strategies: If you are enrolled in an automated investment strategy that includes one or more Division(s) investing in one or more Existing Fund(s), you may terminate your current instructions and provide new allocation instructions prior to the Substitution Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred the Division(s) investing in the Existing Fund(s) until the Substitution Date. If you do not provide new allocation instructions, your automated investment strategy will automatically be updated to replace the Division(s) investing in an Existing Fund(s) with the Division investing in the corresponding Replacement Fund on the Substitution Date.

3.

Purchase Payment, Account Value and Transfer Allocation Instructions: If you have allocation instructions on file that include one or more Division(s) investing in one or more Existing Fund(s), you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Division(s) investing in the Existing Fund(s) until the Substitution Date. If you do not provide new allocation instructions, your allocation instructions will automatically be updated to replace the Division(s) investing in the Existing Fund(s) with the Division investing in the Replacement Fund on the Substitution Date.

4.

Systematic Withdrawal Program, and the Automated Required Minimum Distribution Service: If you are enrolled in the Systematic Withdrawal Program, or the Automated Required Minimum Distribution Service, that includes one or more Division(s) investing in one or more Existing Fund(s), you may terminate your current instructions and provide new instructions at any time prior to the Substitution Date. If you do not provide new instructions, your enrollment will automatically be updated to replace the Division(s) investing in the Existing Fund(s) with the Division investing in the Replacement Fund on the Substitution Date.

Changes to Appendix A:

I.	The chart in Appendix A is amended to delete all references to the Existing Funds as of the Substitution Date.
II.	Under “Investment Allocation Restrictions for Certain Optional Benefits” all references to the Existing Funds are replaced with references to the Replacement Fund.